Exhibit 99.1
Clarivate Announces $1 Billion Share Repurchase Program
— Declares cash dividend on mandatory convertible preferred stock —
London, UK – February 7, 2022 - Clarivate Plc (NYSE: CLVT; CLVT PR A), a global leader in providing trusted information and insights to accelerate the pace of innovation, today announced that its Board of Directors has approved the purchase of up to $1.0 billion of the Company’s ordinary shares through open-market purchases, to be executed through December 31, 2023.
The Board of Directors also declared a quarterly dividend of $1.3125 per share on its 5.25% Series A Mandatory Convertible Preferred Shares, payable in cash on March 1, 2022 to shareholders of record at the close of business on February 15, 2022.
“Our Board is committed to a disciplined capital allocation strategy including investing to support growth initiatives and returning capital to shareholders,” said Jerre Stead, Executive Chairman and CEO. “We are generating strong cash flow and believe our current share price represents a compelling investment opportunity.”
The repurchase program, which replaces the repurchase program previously announced in August 2021, is expected to commence following the public disclosure of the Company’s 2021 financial results and filing of its annual report on Form 10-K. The Company expects to fund the purchases with cash on hand and will seek shareholder approval at its upcoming Annual General Meeting of Shareholders to increase its current shareholder authorization received in 2020, which authorized the repurchase of 50,000,000 ordinary shares.
Forward-Looking Statements
This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: our anticipated receipt of shareholder approval to execute the full amount of board-authorized share repurchases; guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; our expectations around our outlook and the integration of ProQuest; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficiently liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the COVID-19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our 2020 annual report on Form 10-K/A, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com.

About Clarivate
Clarivate™ is a global leader in providing solutions to accelerate the lifecycle of innovation. Our bold mission is to help customers solve some of the world’s most complex problems by providing actionable information and insights that reduce the time from new ideas to life-changing inventions in the areas of science and intellectual property. We help customers discover, protect and commercialize their inventions using our trusted subscription and technology-based solutions coupled with deep domain expertise. For more information, please visit clarivate.com.

Media Contact:
Tabita Seagrave, Head of Global Corporate Communications
tabita.seagrave@clarivate.com
Investor Relations Contact:
Mark Donohue, Head of Global Investor Relations
mark.donohue@clarivate.com
215-243-2202
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